Driving Metabolic Performance

NCT for Nutrition

NCT Analogs for Pharma

eXoZymes' Safe Harbor

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "would," "could," "seek," "intend," "plan," "goal," "project," "estimate," "anticipate," "strategy," "future," "likely" or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this presentation regarding the company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Actual results could differ materially for a variety of reasons. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of eXoZymes' quarterly reports on Form 10-Q, annual reports on Form 10-K, and other documents filed by eXoZymes from time to time by the company with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and eXoZymes assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. eXoZymes does not give any assurance that it will achieve its expectations.

Business Risk & Uncertainties

Regulatory Approvals

- GRAS (Generally Recognized as Safe) clearance for supplements
- NDIN (New Dietary Ingredient Notification) for nutraceuticals
- IND (Investigational New Drug) pathway for pharmaceutical analogs

Manufacturing & Scale-Up

- Technical risks in scaling cell-free biomanufacturing
- Dependence on contracting sufficient CMO capacity to meet demand

Market Adoption

- Consumer acceptance of novel nutraceuticals
- Physician and payer adoption in pharmaceutical indications
- Uncertainty in competitive positioning vs. GLP-1 and other metabolic therapies

Intellectual Property & Competition

- Strength and enforceability of IP portfolio
- Competitive landscape with well-funded entrants in metabolism and mitochondrial health

Scientific & Clinical Translation

- Identification of potent NCT analogs suitable for pharmaceutical development
- Risk that preclinical results may not translate to human clinical outcomes

Metabolic Disease, Epidemic of Our Lifetime

Chronic and Widespread affecting >1.4 bn people globally

Obesity, Diabetes

GLP-1 receptor agonists are reshaping treatment market

Serving massive growing market

GLP-1s Limit Intake

Mimics gut hormones to suppress appetite

Lean mass loss and digestion discomfort

Reduce intake

Opportunities

Treatments that enhance fat burning (energy creation)

Repair loss of function caused by disease

Increase output

Amplifying Metabolism

NCT is an agonist for HNF4α, a key metabolic regulator

NCT → **HNF4α**

N-trans-Caffeoyltyramine
Natural Molecule

key transcriptional regulator of metabolism
“Metabolic Hero”

Based on pre-clinical research published by Sanford Burnham Prebys

Mitochondria

grows mitochondria increasing energy production and fat utilization

▲ Energy
▼ Body Fat

Liver

Clears excess fat from the liver, important to treatment of NAFLD

▼ Liver Fat

Intestine

Repairs gut barrier by restoring Paneth cells, protecting against pollutants

▲ Gut Function

Preclinical Support for NCT in Mouse Models

Less Weight Gain Without Changing Diet


F
NC
HFD
HFD+NCT
G
Liver
NC
HFD
HFD+
NCT

Veeriah, V., Lee, SH. & Levine, F. *Cell Death Dis* **13**, 89 (2022)

↓30%

Reduction in Weight Gain

high-fat diet and no change in food intake

↑

Mitochondrial Mass

biomarkers for mitochondrial growth and fatty acid oxidation

1. NCT Unlocked by eXoZymes

Advantaged Cell-Free Method for Producing NCT for nutraceuticals

Licensed to NCTx

Unlocking Scale: Solving the NCT bottleneck

The Challenge

NCT is nearly absent in nature with trace abundance

Existing sources are mixtures of less potent natural analogs

Conventional manufacturing approaches are cost prohibitive

.0014%

NCT found in peppercorns

Our Solution

Exozymes cell-free biomanufacturing unlocks cost-effective and consistent high-quality production at industrial scale

>90%

Our current yield

eXoZymes Biomanufacturing Breakthrough
Concept to Gram-Scale NCT in Only 5 Months


eXoZymes

Lab scale work created technical and economic feasibility package in record time

Concept
Jan 2025

POC, IP Filed

Gram-scale Production
May 2025

100x Scale-up
Projected Achievement Dec 2025
Sampling and Formulation follows

Comparison Against Alternative Route

Cell Free is Projected to be the Most Advantaged Path to NCT


NCT Production Cost Estimates
(projected at 100 T scale)
Fermentation estimate based on published patent data
Cell-free estimate based on eXoZymes FEL0
Market value estimate for NCT bulk ingredient sales
Fermentation (NCT+NFT)
Cell-Free (NCT)
Fixed Cost
Variable Cost

OPEX Adv

Higher yield on raw material

CAPEX Adv

Faster processing time

High Purity

Cell-Free makes only NCT

Scale-up Roadmap

Commercialization Pathway for NCT

First Production

Scale-up 100X

2026 — **Q2** — **Q3** — **Q4** — **Q1'27** →

Optimization

Tech Transfer

Scale-up

Deliver NCT ingredient to market

Scalable and economic process ready to disrupt metabolic disease market


NCTx
METABOLIC HEALTH
DIETARY SUPPLEMENT
60 CAPSULES

Photo mock-up example of NCTx supplement product

NCTx

an eXoZymes Spinout to Address Consumer Wellness

Clinically inspired Nutraceutical addressing a $200B+ Market

Consumer Top Priorities

Align with NCT impact claims


Longevity (10%)
Metabolic Health (12%)
Digestive Health (18%)
Mental Cognition
Immune Support
General Wellness

Projecting Market Demand for NCTx Spinout

Rate of Market Adoption depends on consumer acceptance and conversion to retail

In 30 capsule bottles


2026
Pilot Production
Sales: sampling
GRAS Approval
2027
Market Launch
Sales: 50-300 K bottles
2028
DTC Growth
Sales: 1-3 M bottles
2029
Boutique Retail
Sales: 2-4 M bottles
2030
Regional Retail
Sales: 3-9 M bottles

2. NCT Analogs Unlocked by eXoZymes

New to Nature Chemical Analogs of NCT to address pharmaceuticals

Licensable to support development of an Investigational New Drug Application

eXoZymes NCT Analog Platform

Laying the Foundation to Claim Therapeutic Space

Map Analogs	Produce Analogs	In-vitro Screen	Best Patentable Candidates	**Value Inflection Point**
Map the landscape and select NCT structures	Rapidly Produce via proprietary cell-free methods	Test analog candidates for HNF4α activation	Targeting indications for MASH, IBD, Obesity	Strong patent moat around potent drug candidates

Open Opportunity

No selective HNF4α agonists have reached clinical approval

Patentable, potent analogs with treatment claims remain unclaimed

Multiple indications might be accessible via multiple differentiated analogs



Transforming Mitochondrial Health

Pharma Markets: $100B MASH, IBD & Obesity

Market	Unmet Need
Fatty Liver Disease (MASH)	1 approved medication with modest benefit
Inflammatory Bowel Disease (IBD)	Faster healing and rejuvenation Surgery avoidance
Obesity	Crowded with similar GLP hormone mimics

Pharma's Growing Appetite for Mitochondrial Innovation

Recent Key Acquisitions in Metabolism


M&A

Akero Therapeutics
acquired by Novo Nordisk
October 2025
Deal Value: **$5.2B**
Phase 3
Indication: MASH

89 Bio
acquired by Roche
September 2025
Deal Value: **$3.5B**
Phase 3
Indication: MASH

Inversago Pharma
acquired by Novo Nordisk
August 2023
Deal Value: **$1B**
Phase 1/2
Indication: Obesity, MASH

Versanis Bio
acquired by Eli Lilly
July 2023
Deal Value: **$1.9B**
Phase 2
Indication: Obesity

Metsera (active)
offers from Novo & Pfizer
Deal Value: **$10B**
Phase 1/2
Indication: Obesity


Thank you for your attention